Exhibit 32.2
CERTIFICATION OF PERIODIC REPORT
I, Nicholas C. Gangestad, Senior Vice President and Chief Financial Officer of Rockwell Automation, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1)     the Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: January 27, 2022

/s/ NICHOLAS C. GANGESTAD
Nicholas C. Gangestad Senior Vice President and Chief Financial Officer